T. Rowe Price Total Equity Market Index Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2021

The fund currently pays T. Rowe Price an annual all-inclusive management fee of 0.30% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses.

Effective August 1, 2021, the fund will begin paying T. Rowe Price an annual investment management fee of 0.09% based on the fund’s average daily net assets and the fund will bear its own operating expenses, subject to certain limitations. Also effective August 1, 2021, T. Rowe Price has agreed to limit the fund’s total expense ratio to no more than 0.22% of the fund’s average daily net assets, through at least April 30, 2024, and T. Rowe Price has agreed to a permanent expense limitation that will not expire limiting the fund’s total expense ratio to no more than 0.30% of the fund’s average daily net assets.

Effective August 1, 2021, the fee table and expense example in the summary prospectus and section 1 of the prospectus will be revised as follows:

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.09%[b]

Distribution and service (12b-1) fees	—

Other expenses	0.13	[b]

Total annual fund operating expenses	0.22	[b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$23	$71	$124	$280

Effective August 1, 2021, the disclosure under “The Management Fee” in section 2 of the prospectus will be revised as follows:

The fund pays T. Rowe Price an annual investment management fee of 0.09% based on the fund’s average daily net assets. The management fee is calculated and accrued daily. Prior to August 1, 2021, the fund paid T. Rowe Price an annual all-inclusive management fee of 0.30% based on the fund’s average daily net assets. The all-inclusive management fee included investment management services and ordinary, recurring operating expenses, but did not cover interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Under the new management fee arrangement, ordinary, recurring operating expenses are borne directly by the fund, subject to certain expense limitations.

With respect to the Investor Class, T. Rowe Price has contractually agreed (through April 30, 2024) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.22%. The agreement may only be terminated at any time after April 30, 2024, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class’ expense ratio is below 0.22%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

In addition, T. Rowe Price has contractually agreed to permanently waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.30%. The agreement may only be terminated with approval by the fund’s shareholders. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s expense ratio is below 0.30% (excluding interest; expenses related to borrowing, taxes, and brokerage; and nonrecurring, extraordinary expenses). However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the fund.

The date of this supplement is July 12, 2021.

F123-041 7/12/21